UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 9, 2020

Citigroup Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-9924	52-1568099
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

388 Greenwich Street, New York, NY (Address of principal executive offices)		10013 (Zip Code)

(212) 559-1000

(Registrant's telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934 formatted in Inline XBRL:  See Exhibit 99.1

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

CITIGROUP INC.

Current Report on Form 8-K

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 9, 2020, Michael L. Corbat announced that he plans to retire from his positions as Citi’s Chief Executive Officer and a member of its Board of Directors (Board) in February of 2021.

In connection with the retirement of Mr. Corbat, Citi’s Board appointed Jane Fraser as Citi’s new Chief Executive Officer, effective as of the effective date of Mr. Corbat’s retirement, and as a member of its Board, effective September 10, 2020.

Ms. Fraser, age 53, is currently the President of Citi and the Chief Executive Officer of Global Consumer Banking. Her global responsibilities include all Consumer businesses in 19 countries, including Retail Banking and Wealth Management, Credit Cards, Mortgages and the associated Operations and Technology. Before this role, she was the Chief Executive Officer of Citi’s Latin American region from 2015 to 2019. From 2013 to 2015, she was the Chief Executive Officer of the U.S. Consumer and Commercial Banking and CitiMortgage. From 2009 to 2013, Jane served as the Chief Executive Officer of Citi's Private Bank. Prior to that, Jane was the Global Head of Strategy and Mergers & Acquisitions for Citi from 2007 to 2009. She joined Citi in 2004 in the Corporate and Investment Banking division. Before joining Citi, Jane was a Partner at McKinsey & Company. She started her career at Goldman Sachs in the Mergers & Acquisitions department in London and then worked for Asesores Bursátiles in Madrid, Spain. Jane Fraser is a member of the Board of Dean’s Advisors at Harvard Business School, serves on Stanford University’s Global Advisory Council and is a member of the Council on Foreign Relations. Jane has an M.B.A. from Harvard Business School and an M.A. in economics from Cambridge University.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number

99.1	Citigroup Inc. securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934 as of the filing date.

104.1	See the cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIGROUP INC.

Dated: September 11, 2020
	By:	/s/ Rohan Weerasinghe
Rohan Weerasinghe
General Counsel and Corporate Secretary